Summary Prospectus October 1, 2010, as amended December 3, 2010
PNC Pennsylvania Intermediate Municipal Bond Fund Class I – PIBIX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.pncfunds.com/Forms_Literature/Prospectuses/default.fs. You may also obtain this information at no additional cost by calling 1-800-622-FUND (3863) or by sending an e-mail request to pncfundfulfillment@pnc.com. The Fund’s Prospectus and Statement of Additional Information, both dated October 1, 2010, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to provide current income exempt from regular federal income tax and, to the extent possible, from Pennsylvania personal income tax, as is consistent with conservation of capital.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees
(fees paid directly from your investment)
Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None

Redemption Fee (as a percentage of amount redeemed, if applicable)	None

Exchange Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%

Distribution (12b-1) Fees	None

Other Expenses[1]	0.20%

Total Annual Fund Operating Expenses[2]	0.60%

[1]	Other Expenses” include indirect fees and expenses of Acquired Funds less than 0.01% but greater than 0.005%. “Acquired Fund” means any investment company in which the Fund invests or has invested during the period.

[2]	Total Annual Fund Operating Expenses have been adjusted as necessary from amounts incurred during the most recent fiscal year to reflect current fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$61	$192	$335	$750

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities (bonds) issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Pennsylvania personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years, but this may vary in response to market conditions.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security’s yield and total return potential relative to other available municipal securities. The Fund primarily invests in investment grade securities, which are those rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate the

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holding to determine what action, including the sale of such security, is in the best interests of investors.

PRINCIPAL RISKS

Credit Risk. The possibility that the issuer of a security, or counterparty, will not be able to make payments of interest and principal when due. The value of an investment may decline if its issuer or the Fund’s counterparty defaults or if its credit quality deteriorates.

Interest Rate Risk. An investment in fixed income securities and money market instruments is subject to interest rate risk. The market value of fixed income securities will change as interest rates go up and down. The Fund’s yield could decline due to falling interest rates and the market prices of the Fund’s fixed income investments could decline due to an increase in market interest rates.

Market Risk. The Fund is subject to the risk that the markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.

Non-Diversification Risk. The Fund is non-diversified, which means that the Fund may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Single State Risk. The Fund’s focus on investments in securities of issuers located in a single state leaves the Fund subject to the particular economic, political and regulatory events relating to such securities to a greater extent than if its assets were not so concentrated. Because the Fund invests primarily in securities issued by Pennsylvania and its municipalities, events in Pennsylvania are likely to affect the Fund’s investments and its performance. As a result, the Fund is more vulnerable to unfavorable developments in Pennsylvania than are funds that invest in municipal securities of multiple states.

Tax Risk. The Fund is subject to the risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences. Changes or proposed changes in federal or state tax laws could cause the prices of tax-exempt securities to fall and/or could affect the tax-exempt status of the securities in which the Fund invests.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class I Shares from year to year and by showing how the average annual returns of the Fund’s Class I Shares compare with those of a broad measure of market performance. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict the Fund’s future performance. Updated information on the Fund’s performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_338/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	4.22%	(9/30/09)
Worst Quarter	-2.12%	(6/30/04)

The Fund’s year-to-date total return for Class I Shares through June 30, 2010 was 3.18%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2009)

	1 Year	5 Years	10 Years
Class I Shares
Returns Before Taxes	6.20%	3.70%	4.56%
Returns After Taxes on Distributions[1]	6.11%	3.63%	4.53%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	5.26%	3.65%	4.47%

Barclays 7-Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	7.61%	4.58%	5.59%

S&P/Investortools Intermediate Municipal Bond Index[2] (reflects no deduction for fees, expenses or taxes)	10.48%	4.58%	5.69%

S&P/Investortools Pennsylvania Municipal Bond Index[2] (reflects no deduction for fees, expenses or taxes)	14.60%	4.31%	5.77%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax deduction for any loss incurred on the sale of shares.

[2]	Effective October 1, 2010, the primary benchmark for the Fund will change to the S&P/Investortools Intermediate Municipal Bond Index and the secondary benchmark for the Fund will be the S&P/Investortools Pennsylvania Municipal Bond Index (the “Indices”). The Fund has selected the Indices because the Adviser believes the Indices (i) better reflect the mandate of the Fund and management style of the Adviser and (ii) provide the Adviser with daily transparency, and therefore improves the detail of information that the Adviser uses in evaluating and apportioning risk.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC (the “Adviser”) is the investment adviser to the Fund.

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Portfolio Manager

	Years as
	Fund
	Portfolio
Name	Manager	Title
Adam Mackey	1	Director of Portfolio Management

TAX INFORMATION

The Fund seeks to earn income and pay dividends exempt from federal income tax and Pennsylvania personal income tax. Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, a portion of the dividends you receive may be subject to federal, state, or local income tax or may be subject to the federal alternative minimum tax. Additionally, you may also receive taxable distributions attributable to the Fund’s sale of municipal bonds.

IMPORTANT ADDITIONAL INFORMATION

Purchase and Sale of Fund Shares

You may purchase or redeem (sell) Fund shares by phone, mail, wire or online on each day that the New York Stock Exchange is open. Shares cannot be purchased by wire transactions on days when banks are closed.

By Phone, Wire or through a Systematic Plan: contact your financial intermediary or, if you hold your shares directly through the PNC Funds, you should contact the PNC Funds by phone at 1-800-622-FUND (3863).

By Mail: write to the PNC Funds c/o BNY Mellon Investment Servicing, P.O. Box 9795, Providence, Rhode Island 02940-9795.

By Internet: www.pncfunds.com.

Minimum Initial Investments: There is no minimum investment amount.

Minimum Subsequent Investments: There is no minimum subsequent investment amount.

Payments to Broker Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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PNC Funds
P.O. Box 9795
Providence, RI 02940-9795

SUM-TEPAI-1010